Exhibit 10.7

FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (this “First Amendment”) is made and entered into this 12th day of September, 2008 by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (“Duke”), DUKE/HULFISH, LLC, a Delaware limited liability company (the “Company”) and CBRE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“CBOP”).

W I T N E S S E T H:

WHEREAS, Duke, the Company and CBOP, entered into that certain Contribution Agreement dated May 5, 2008 (the “Agreement”), for the contribution of certain Projects (as more particularly defined therein) to the Company; and

WHEREAS, Duke and Company desire to enter into this First Amendment for the purpose of adding that certain Project located at Aspen Grove Corporate Center, with a street address of 500 Duke Drive, Franklin, Tennessee 37067 (“Verizon”) and evidencing their mutual understanding and agreement with respect thereto as more specifically set forth herein below.

NOW, THEREFORE, for and in consideration of the premises hereto, the keeping and performance of the covenants and agreements hereinafter contained, and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Duke, the Company and CBOP intending to be legally bound, agree and amend the Agreement as follows:

1. Defined Terms. All terms used herein and denoted by their initial capitalization shall have the meanings set forth in the Agreement unless set forth herein to the contrary.

2. The Land. The definition of the Land and Exhibits B-1 through B-6 are each amended to include the legal description of Verizon attached hereto as Exhibit B-7.

3. The Buildings. The definition of the Buildings and Exhibit C are amended by inserting the information contained in Exhibit C-1 attached hereto.

4. Aggregate Agreed Value. The Aggregate Agreed Value in Article 2(a) of the Agreement is amended by deleting the sum of TWO HUNDRED FORTY-EIGHT MILLION NINE HUNDRED THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($248,900,500.00) and inserting in lieu thereof the sum of TWO HUNDRED EIGHTY-TWO MILLION THREE HUNDRED NINETY-NINE THOUSAND FOUR HUNDRED FORTY TWO AND 00/100 DOLLARS ($282,399,442.00). Exhibit D is amended by deleting Exhibit D to the Agreement and inserting in lieu thereof Exhibit D attached hereto.

5. Outstanding Diligence Items. The definition of Outstanding Diligence Items and Exhibit E-1 are each amended to include the information for Verizon contained in Exhibit E-2 attached hereto.

6. Tenant Estoppel Certificate. Article 8(a)(iii) of the Agreement is amended to provide that:

With respect to Verizon, the Tenant Estoppel Certificate shall be in the form of Exhibit F-1 attached hereto.

7. Verizon Inspection Date. The first sentence in Article 4(b) of the Agreement is amended by inserting the words “and Verizon” immediately following the words “Amazon at Anson.” In addition the following two sentences are inserted at the end of Article 4(b):

With respect to Verizon, CBOP shall have until 5:00 p.m. Eastern Time on September 19, 2008 (the “Verizon Inspection Date”), to terminate this First Amendment by written notice to Duke, if CBOP is not satisfied with Verizon due to the information contained on a Phase I environmental report or a property condition report, in which case the terms and conditions set forth in this First Amendment shall terminate, but the Agreement shall continue in full force and effect and shall revert to its original terms prior to being amended by this First Amendment. If CBOP fails to deliver written notice to Duke of its election to terminate this First Amendment on or prior to Verizon Inspection Date, then CBOP’s termination right under this Article 4(b) shall be deemed to have been waived by CBOP, and the parties shall proceed with Verizon transaction pursuant to the remaining terms and conditions of this First Amendment.

8. Title and Survey. CBOP shall have until 5:00 p.m. Eastern Time on the business day immediately following the execution and delivery of this First Amendment to object to matters of title and survey pursuant to the terms of Article 5(b) of the Agreement with respect to Verizon only.

9. Title Policy Contingency. Article 8(a)(iv) of the Agreement is amended to provide that:

With respect to Verizon, the Title Insurer shall be prepared, and irrevocably committed, to issue an ALTA Leasehold Title Insurance Policy, to be dated effective no earlier than the Closing Date, that (i) is in the form customarily used for similar transactions in state in which Verizon is located, (ii) is in at least the face amount of the Agreed Value, (iii) shows leasehold interest in the Project to be vested of record in Company, (iv) provides for no title exceptions other than the Permitted Title Exceptions, and (v) insures the option to purchase contained in the Lease Agreement with The Industrial Development Board of Williamson County, Tennessee.

10. Additional CBOP Conditions. The definition of Additional CBOP Conditions and Exhibit O are each amended to include the conditions for Verizon contained in Exhibit O-1, attached hereto.

11. Closing Date.

Article 10(a) of the Agreement is deleted in its entirety, and the following inserted in lieu thereof:

Notwithstanding anything to the contrary, the Closing Date for Verizon and Unilever Texas and shall occur on the same day, and the Closing Date for Amazon at Anson and Unilever Florida shall occur on the same day. The Closing of the contribution of each Project shall take place in escrow with the Escrow Agent, or at such other location as the Members shall mutually designate. Each Closing shall take place at 10 a.m. Eastern Time on the date that is ten (10) days after the conditions precedent have been satisfied with respect to the applicable Project(s) or on such earlier date and at such other location as the Members may agree (each a “Closing Date”).

12. Closing Deliveries. Article 10(b) of the Agreement is amended by inserting the following provision as subsection (xxi):

(xxi) With respect to Verizon, in lieu of a Deed and accompanying transfer tax or certificate of value, Duke will deliver an assignment (“Assignment of the Pilot Lease”) of that certain Lease Agreement between The Industrial Development Board of Williamson County, Tennessee and Duke Realty Partnership in substantially the form of Exhibit “R” attached hereto (the “Pilot Lease”).

(xxii) With respect to Verizon, a fully executed counterpart of the Pilot Lease.

13. Lease Exhibit Representation and Warranty. Article 14(c) and Exhibit I are each amended to include the information for Verizon contained in Exhibit I attached hereto.

14. Agreements Representation and Warranty. Article 14(c) and Exhibit J are each amended to include the information for Verizon contained in Exhibit J attached hereto.

15. Miscellaneous. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, successors-in-title, representatives and permitted assigns. In the event of any inconsistency or conflict between the terms of this First Amendment and of the Agreement, the terms of this First Amendment shall control. Time is of the essence of all of the terms of this First Amendment. The Agreement, as amended by this First Amendment, constitutes and contains the sole and entire agreement of the parties hereto with respect to the subject matter hereof and no prior or contemporaneous oral or written representations or agreements between the parties and relating to the subject matter hereof shall have any legal effect. Except as hereinabove provided, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect, and are hereby ratified and confirmed by the parties hereto. This First Amendment may not be changed, modified, discharged or terminated orally in any manner other than by an agreement in writing signed by Duke, CBOP and Company or their respective heirs, representatives, successors and permitted assigns. This First Amendment may be signed in multiple counterparts, which, when taken together, shall constitute a fully executed and binding original First Amendment. Signatures of the parties to the First Amendment via facsimile shall be treated as and have the same binding effect as original signatures hereon.

[Signature page follows]

IN WITNESS WHEREOF, Duke, the Company and CBOP have caused this First Amendment to be duly authorized, executed, sealed and delivered as of the day and year first above written.

DUKE:

DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership

By:	Duke Realty Corporation, an Indiana corporation, its general partner

	By:	/s/ Nicholas C. Anthony
	Name:	Nicholas C. Anthony
	Title:	Senior Vice President

THE COMPANY:

DUKE/HULFISH, LLC, a Delaware limited liability company

By:	Duke Realty Limited Partnership an Indiana limited partnership, its managing member

	By:	Duke Realty Corporation, an Indiana corporation, its general partner

		By:	/s/ Nicholas C. Anthony
		Name:	Nicholas C. Anthony
		Title:	Senior Vice President

CBOP:

CBRE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	CB Richard Ellis Realty Trust, a Maryland real estate investment trust, its general partner

By:	/s/ Jack A. Cuneo
Name:	Jack A. Cuneo
Title:	President

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